EXHIBIT 32.2

RAVEN GOLD CORP.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bashir Virji, the Chief Financial Officer of Raven Gold Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal year ended July 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Raven Gold Corp. and will be retained by Raven Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: June 22, 2007
/s/ Bashir Virji Bashir Virji Chief Financial Officer, acting Principal Financial Officer, and acting Principal Accounting Officer